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                                                                  Exhibit 10.3.5

                         AMENDMENT #4 TO CONTRACT 00117

                      ELECTRONIC LOTTERY TICKET DISPENSERS

1. Contract 00117 between the Missouri Lottery and On-Point Technology Systems, Inc shall hereby be amended to establish the following prices for relocation of instant ticket vending machines:

          $ 125 for each relocation of 30 miles or less

          $ 150 for each relocation of more than 30 miles

2. All other terms and conditions of the contract shall remain in effect, except as modified by and other agreements and/or amendments.


/s/ Brian J. Roberts                        12/2/96
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Contractor's Authorized Signature           Date


/s/ James R. Scroggins                      12/9/96
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Missouri Lottery Authorized Signature       Date